EXHIBIT 99.1





                                                                         [LOGO]
                                                                        PHOENIX










                                                            Financial Supplement
                                                     The Phoenix Companies, Inc.




                                                                  March 31, 2007


THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT

WALL STREET COVERAGE                                                     TRANSFER AGENT AND REGISTRAR
FIRM                                       ANALYST                       For information or assistance regarding your account,
A.G. Edwards & Sons, Inc.                  J. Jeffrey Hopson             please contact our transfer agent and registrar:
Citigroup                                  Keith Walsh                   The Phoenix Companies, Inc. C/O The Bank of New York,
Credit Suisse First Boston (CSFB)          Tom Gallagher                 Shareholder Relations,
JP Morgan                                  Jimmy Bhullar                 P.O. Box 11258, New York, NY  10286-1258
Keefe Bruyette & Woods, Inc.               Jukka Lipponen                Toll-free: 1-800-490-4258   TTY 1-888-269-5221
Langen McAlenney                           Robert Glasspiegel            Fax: 1-212-815-2777, e-mail: pnxshareholders@bankofny.com
Lehman Brothers                            Eric Berg                     Web: www.stockbny.com
Merrill Lynch                              Edward A. Spehar
Morgan Stanley                             Ken Zerbe
UBS                                        Andrew Kligerman
                                                                         FOR MORE INFORMATION

                                                                         To receive additional information, including financial
                                                                         supplements and Securities and Exchange Commission
                                                                         filings along with access to other shareholder services,
                                                                         visit the Investor Relations Section on our Web site at
                                                                         PhoenixWealthManagement.com or contact our Investor
SHAREHOLDER INFORMATION                                                  Relations Department at:

SECURITY LISTINGS
The common stock of The Phoenix Companies, Inc. is                             The Phoenix Companies, Inc.
traded on the New York Stock Exchange (NYSE)                                   Investor Relations
under the symbol "PNX." Our 7.45 percent bond is                               One American Row
traded on the NYSE under the symbol "PFX."                                     P.O. Box 5056, Hartford, CT 06102-5056
                                                                               Phone: 1-860-403-7100
                                                                               Fax: 1-860-403-7880
                                                                               e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In managing our business, we analyze our performance on the basis of "operating income" which does not equate to net income as determined in accordance with GAAP. Rather, it is the measure of profit or loss used by our management to evaluate performance, allocate resources and manage our operations. We believe that operating income, and measures that are derived from or incorporate operating income, are appropriate measures that are useful to investors as well, because they identify the earnings of, and underlying profitability factors affecting, the ongoing operations of our business. Operating income is calculated by excluding realized investment gains (losses) and certain other items because we do not consider them to be related to our operating performance. The size and timing of realized investment gains (losses) are often subject to our discretion. Certain other items are also excluded from operating income if, in our opinion, they are not indicative of overall operating trends. The criteria used to identify an item that will be excluded from operating income include: whether the item is infrequent and is material to our income; or whether it results from a change in regulatory requirements, or relates to other unusual circumstances. Items excluded from operating income may vary from period to period. Because these items are excluded based on our discretion, inconsistencies in the application of our selection criteria may exist. Some of these items may be significant components of net income in accordance with GAAP. Accordingly, operating income, and other measures that are derived from or incorporate operating income, are not substitutes for net income, or measures that are derived from or incorporate net income, determined in accordance with GAAP and may be different from similarly titled measures of other companies.

Within our Asset Management segment, we also consider earnings before interest, taxes, depreciation and amortization ("EBITDA"). Our management believes EBITDA provides additional perspective on the operating efficiency and profitability of the Asset Management segment. EBITDA represents pre-tax operating income before depreciation and amortization of goodwill and intangibles.

Total operating return on equity ("ROE") is an internal performance measure used in the management of our operations, including our compensation plans and planning processes. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of historic capital. ROE is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations. Total operating return on tangible equity ("return on tangible equity") is also an internal performance measure used in the evaluation of our operations. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of current capital. Return on tangible equity is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R, discontinued operations and the carrying value of goodwill and intangible assets.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                             MARCH 2007 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

FINANCIAL HIGHLIGHTS.....................................................      1
FINANCIAL HIGHLIGHTS.....................................................      2
LIFE AND ANNUITY EARNINGS SUMMARY........................................      4
  VARIABLE UNIVERSAL LIFE................................................      6
  UNIVERSAL LIFE / INTEREST SENSITIVE....................................      8
  LIFE AND PRIVATE PLACEMENT SALES.......................................     10
  ANNUITIES..............................................................     12
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION...............................     14
ASSET MANAGEMENT.........................................................     16
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT...................     18
VENTURE CAPITAL SEGMENT..................................................     20
CORPORATE AND OTHER......................................................     21
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT...........................     23
CONSOLIDATING FIRST QUARTER 2007 INCOME STATEMENT........................     25
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY......................     26
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY.............................     27
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS........................     28
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES.....................     30

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2007 (unaudited)
(amount in millions, except per share data)

For the Period Ended:                                                                         December 31,
                                                      YTD March     ----------------------------------------------------------------
                                                        2007            2006             2005             2004             2003
                                                    -------------   -------------    -------------    -------------    -------------
BALANCE SHEET INFORMATION
General Account Invested Assets                      $  16,048.2     $  16,107.8      $  16,717.2      $  17,334.6      $  17,242.8
Separate Account Assets                                  9,679.6         9,458.6          7,722.2          6,950.3          6,083.2
Total Assets                                            29,191.5        29,024.4         27,716.2         28,362.6         27,559.2
Indebtedness                                               627.7           685.4            751.9            690.8            639.0
Total Stockholders' Equity                               2,288.8         2,236.1          2,007.1          2,022.4          1,947.8
Total Stockholders' Equity, excluding SFAS
  115, other accumulated OCI and FIN 46-R                2,417.1         2,364.6      $   2,118.9      $   2,018.5      $   1,925.3
Average Equity, excluding other accumulated
  OCI, FIN 46-R and Discontinued Operations (1)      $   2,358.8     $   2,251.8      $   2,028.6
Average Tangible Common Equity (2)                   $   1,655.5     $   1,529.2      $   1,291.9

Debt to Total Capitalization                               21.5%           23.5%            27.3%            25.5%            24.7%

Book Value Per Share                                 $     20.07     $     19.67      $     21.10      $     21.32      $     20.62
Book Value Per Share, excluding SFAS 115 and
  other accumulated OCI                              $     20.72     $     20.33      $     21.72      $     20.70      $     19.96
Book Value Per Share, excluding SFAS 115,
  other accumulated OCI and FIN 46-R                 $     21.19     $     20.80      $     22.28      $     21.27      $     20.39
Period-end Common Shares Outstanding                       114.1           113.7             95.1             94.9             94.4
                                                    =============   =============    =============    =============    =============
------------------------------------------------------------------------------------------------------------------------------------

INDEBTEDNESS:
Surplus Notes                                        $     174.0     $     174.0      $     204.2      $     204.1      $     175.0
Senior Unsecured Bonds - due 2008                          153.7           153.7            153.7            153.7            153.7
Senior Unsecured Bonds - due 2032                          300.0           300.0            300.0            300.0            300.0
Interest Rate Swap                                                           0.5              2.0              8.0             10.3
Bank Credit Facility                                                                         25.0             25.0
Other                                                                       57.2             67.0
                                                    -------------   -------------    -------------    -------------    -------------
Total Indebtedness                                   $     627.7     $     685.4      $     751.9      $     690.8      $     639.0
                                                    =============   =============    =============    =============    =============
------------------------------------------------------------------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR PHOENIX LIFE
  INSURANCE COMPANY (3)
Capital, Surplus and Surplus Notes                   $     971.7     $     932.4      $     885.5      $     814.6      $     762.9
Asset Valuation Reserve (AVR)                              194.8           187.9            210.8            213.6            198.6
                                                    -------------   -------------    -------------    -------------    -------------
Capital, Surplus, Surplus Notes and AVR              $   1,166.5     $   1,120.3      $   1,096.3      $   1,028.2      $     961.5
                                                    =============   =============    =============    =============    =============
Policyholder Dividend Liability                      $     354.3     $     348.9      $     356.1      $     403.3      $     408.5
Interest Maintenance Reserve                         $     (46.8)    $     (44.3)     $     (23.1)     $     (31.3)     $     (30.2)
Statutory Gain From Operations                       $      42.2     $     131.6      $     106.2      $      35.1      $      69.7
Statutory Net Income                                 $      49.7     $     162.0      $      61.0      $      47.1      $      21.5
                                                    =============


(1) This average equity is used for the calculation of total operating return on equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.

(2) This average equity is used for the calculation of total operating return on tangible equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R, the equity of discontinued operations and the carrying value of goodwill and intangible assets.

(3) Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York. March 2007 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2007 (unaudited)
(amount in millions, except per share data)

                                                          YTD March                               December 31,
                                                 --------------------------- -------------------------------------------------------
                                                      2007          2006         2006          2005          2004          2003
                                                 ------------- ------------- ------------- ------------- ------------- -------------
INCOME STATEMENT SUMMARY

OPERATING INCOME

 Life Insurance                                   $      56.0   $      32.6   $     209.7   $     180.5   $     130.1   $     100.4
 Annuities                                                6.9           5.7           4.0          12.0          12.7          (1.0)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Life and Annuity Segment                                 62.9          38.3         213.7         192.5         142.8          99.4
Asset Management Segment                                  0.6         (34.6)        (28.6)        (10.5)          0.1          (8.7)
 Venture Capital Segment (1)                                                                       14.8          19.3          36.2
Corporate and Other                                      (8.0)        (17.4)        (60.3)        (69.6)        (59.1)        (47.8)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
TOTAL OPERATING INCOME (LOSS), BEFORE
  INCOME TAXES                                           55.5         (13.7)        124.8         127.2         103.1          79.1
Applicable Income Taxes (Benefit)                        17.3          (7.5)         36.6          25.5          22.5          21.8
                                                 ------------- ------------- ------------- ------------- ------------- -------------
TOTAL OPERATING INCOME (LOSS)                            38.2          (6.2)         88.2         101.7          80.6          57.3
Net Realized Investment Gains                            12.2          11.4          21.8          25.5           5.7           3.2
Realized Gains (Losses) - Investments Pledged
  as Collateral Consolidated Under FIN 46-R               0.2          (1.0)         (1.0)          1.3         (12.9)         (2.4)
Realized and Unrealized Gains (Losses) on
  Equity Investment in Aberdeen                                                                    (7.0)         55.9         (55.0)
Share of Aberdeen's Extraordinary Charge for
  FSA Settlement                                                                                                (14.7)
Surplus Notes Tender Costs                                                                                       (6.4)
Management Restructuring and Early Retirement
  Costs                                                                (2.5)         (9.1)        (12.4)        (21.9)         (8.5)
Other income                                                                                                                    1.3
                                                 ------------- ------------- ------------- ------------- ------------- -------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                 50.6           1.7          99.9         109.1          86.3          (4.1)
Income (Loss) from Discontinued Operations                                                         (0.7)          0.1          (2.1)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
NET INCOME (LOSS)                                 $      50.6   $       1.7   $      99.9   $     108.4   $      86.4   $      (6.2)
                                                 ============= ============= ============= ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE

BASIC

 Weighted-Average Shares Outstanding                    113.8         103.6         110.9          95.0          94.7          94.2
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Operating Income (Loss) Per Share           $      0.34   $     (0.06)  $      0.79   $      1.07   $      0.85   $      0.61
Net Income (Loss) Per Share                       $      0.44   $      0.02   $      0.90   $      1.14   $      0.91   $     (0.07)

DILUTED
 Weighted-Average Shares Outstanding and
  Dilutive Potential Common Shares (2)                  115.1         106.2         113.1         102.4         100.8          96.6
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Operating Income (Loss) Per Share           $      0.33   $     (0.06)  $      0.78   $      0.99   $      0.80   $      0.59
Net Income (Loss) Per Share                       $      0.44   $      0.02   $      0.88   $      1.06   $      0.86   $     (0.07)
                                                 =============

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.
(2) For the twelve months ended December 31, 2003, the weighted average common shares outstanding and dilutive potential common shares were 102.4 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
INCOME STATEMENT
First Quarter 2007 (unaudited)
(amount in millions, except per share data)

Quarters ended

                                                                                 2006                                      2007
                                                    ---------------------------------------------------------------    -------------
                                                        March           June           September         December          March
                                                    -------------   -------------    -------------    -------------    -------------
OPERATING INCOME
Life Insurance                                       $      32.6     $      42.1      $      51.2      $      83.8      $      56.0
Annuities                                                    5.7             0.5              6.0             (8.2)             6.9
                                                    -------------   -------------    -------------    -------------    -------------
Life and Annuity Segment                                    38.3            42.6             57.2             75.6             62.9
Asset Management Segment                                   (34.6)            1.3              6.6             (1.9)             0.6
Corporate and Other                                        (17.4)          (13.9)           (14.3)           (14.7)            (8.0)
                                                    -------------   -------------    -------------    -------------    -------------
TOTAL OPERATING INCOME (LOSS), BEFORE INCOME TAXES         (13.7)           30.0             49.5             59.0             55.5
Applicable Income Taxes (Benefit)                           (7.5)            9.6             11.8             22.7             17.3
                                                    -------------   -------------    -------------    -------------    -------------
TOTAL OPERATING INCOME (LOSS)                               (6.2)           20.4             37.7             36.3             38.2
Net Realized Investment Gains (Losses)                      11.4             2.9             (2.0)             9.5             12.2
Realized Gains (Losses) - Investments Pledged as
  Collateral Consolidated Under FIN 46-R                    (1.0)            0.1              0.1             (0.2)             0.2
Management Restructuring and Early
  Retirement Costs                                          (2.5)           (3.8)            (1.5)            (1.3)
                                                    -------------   -------------    -------------    -------------    -------------
NET INCOME                                           $       1.7     $      19.6      $      34.3      $      44.3      $      50.6
                                                    =============   =============    =============    =============    =============
-----------------------------------------------------------------------------------------------------------------------------------

 EARNINGS PER SHARE
 BASIC
 Weighted-Average Shares Outstanding                       103.6           112.7            113.6            113.7            113.8
                                                    -------------   -------------    -------------    -------------    -------------
 Total Operating Income (Loss) Per Share             $     (0.06)    $      0.18      $      0.33      $      0.32      $      0.34
 Net Income Per Share                                $      0.02     $      0.17      $      0.30      $      0.39      $      0.44

 DILUTED
 Weighted-Average Shares Outstanding and Dilutive
   Potential Common Shares                                 106.2           115.9            116.0            115.4            115.1
                                                    -------------   -------------    -------------    -------------    -------------
 Total Operating Income (Loss) Per Share             $     (0.06)    $      0.18      $      0.32      $      0.31      $      0.33
 Net Income Per Share                                $      0.02     $      0.17      $      0.30      $      0.38      $      0.44
                                                                                                                       =============


THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
First Quarter 2007 (unaudited)
($ in millions)

                                                          YTD March                               December 31,
                                                 --------------------------- -------------------------------------------------------
                                                      2007          2006         2006          2005          2004          2003
                                                 ------------- ------------- ------------- ------------- ------------- -------------
OPERATING INCOME
Variable Universal Life                           $       8.8   $       8.5   $      52.7   $      69.6   $      35.7   $      35.0
Universal Life (1)                                       17.5           7.9          53.3          47.9          34.4          21.7
Other Life and Annuity (2)                                0.4           0.4           2.7           1.5           1.6           0.1
                                                 ------------- ------------- ------------- ------------- ------------- -------------
TOTAL CORE LIFE INSURANCE                                26.7          16.8         108.7         119.0          71.7          56.8
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Traditional Life, excluding Closed Block                 12.6          (1.7)         31.2         (11.7)        (18.3)        (36.5)
Traditional Life, Closed Block                           16.7          17.5          69.8          73.2          76.7          80.1
                                                 ------------- ------------- ------------- ------------- ------------- -------------
TOTAL TRADITIONAL LIFE                                   29.3          15.8         101.0          61.5          58.4          43.6
                                                 ------------- ------------- ------------- ------------- ------------- -------------
TOTAL, LIFE INSURANCE                                    56.0          32.6         209.7         180.5         130.1         100.4
Annuities                                                 6.9           5.7           4.0          12.0          12.7          (1.0)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
OPERATING INCOME, BEFORE INCOME TAXES                    62.9          38.3         213.7         192.5         142.8          99.4
Allocated Income Taxes (3)                               19.6          12.0          67.9          51.3          36.4          31.1
                                                 ------------- ------------- ------------- ------------- ------------- -------------
OPERATING INCOME                                  $      43.3   $      26.3   $     145.8   $     141.2   $     106.4   $      68.3
                                                 ============= ============= ============= ============= ============= =============

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith prior to 2005.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
First Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                                                 2006                                      2007
                                                    ---------------------------------------------------------------    -------------
                                                        March           June           September         December          March
                                                    -------------   -------------    -------------    -------------    -------------
OPERATING INCOME
Variable Universal Life                              $       8.5     $       9.2      $      11.0      $      24.0      $       8.8
Universal Life (1)                                           7.9            11.4             17.1             16.9             17.5
Other Life and Annuity                                       0.4             0.9              0.6              0.8              0.4
                                                    -------------   -------------    -------------    -------------    -------------
TOTAL CORE LIFE INSURANCE                                   16.8            21.5             28.7             41.7             26.7
                                                    -------------   -------------    -------------    -------------    -------------
Traditional Life, excluding Closed Block                    (1.7)            3.2              5.1             24.6             12.6
Traditional Life, Closed Block                              17.5            17.4             17.4             17.5             16.7
                                                    -------------   -------------    -------------    -------------    -------------
TOTAL TRADITIONAL LIFE                                      15.8            20.6             22.5             42.1             29.3
                                                    -------------   -------------    -------------    -------------    -------------
TOTAL, LIFE INSURANCE                                       32.6            42.1             51.2             83.8             56.0
Annuities                                                    5.7             0.5              6.0             (8.2)             6.9
                                                    -------------   -------------    -------------    -------------    -------------
OPERATING INCOME, BEFORE INCOME TAXES                       38.3            42.6             57.2             75.6             62.9
Allocated Income Taxes                                      12.0            13.0             15.1             27.8             19.6
                                                    -------------   -------------    -------------    -------------    -------------
OPERATING INCOME                                     $      26.3     $      29.6      $      42.1      $      47.8      $      43.3
                                                    =============   =============    =============    =============    =============

(1) Universal Life includes interest sensitive whole life contracts.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
First Quarter 2007 (unaudited)
($ in millions)

                                                           YTD March                              December 31,
                                                 --------------------------- -------------------------------------------------------
                                                      2007          2006         2006          2005          2004          2003
                                                 ------------- ------------- ------------- ------------- ------------- -------------
PRE-TAX INCOME
Fees                                              $       8.0   $       7.2   $      27.6   $      32.5   $      29.6   $      30.1
Cost of Insurance (COI)                                  20.3          19.6          77.8          76.7          74.6          72.1
Interest Earned                                           2.4           1.6           9.2           6.3           5.9           5.6
Surrender Charges                                         2.1           2.1           6.7           7.1           6.9           6.9
                                                 ------------- ------------- ------------- ------------- ------------- -------------
TOTAL REVENUES                                           32.8          30.5         121.3         122.6         117.0         114.7
                                                 ------------- ------------- ------------- ------------- ------------- -------------

Net Death and Disability Benefits                         9.0           8.3          31.9          28.5          30.5          23.2
Interest Credited                                         1.4           1.0           4.8           4.6           3.7           3.6
DAC Amortized                                             7.2           6.8           8.4          (4.4)         22.2          20.8
Operating Expenses                                        6.4           5.9          23.5          24.3          24.9          32.1
                                                 ------------- ------------- ------------- ------------- ------------- -------------
TOTAL EXPENSES                                           24.0          22.0          68.6          53.0          81.3          79.7
                                                 ------------- ------------- ------------- ------------- ------------- -------------

OPERATING INCOME BEFORE TAX                       $       8.8   $       8.5   $      52.7   $      69.6   $      35.7   $      35.0
                                                 ============= ============= ============= ============= ============= =============
------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                       $       4.3   $       2.9   $      13.5   $      13.6   $      16.3   $      21.4
Controllable Expenses and Other                           9.4           6.8          29.6          26.8          34.0          44.6
                                                 ------------- ------------- ------------- ------------- ------------- -------------
TOTAL CURRENT EXPENSES                                   13.7           9.7          43.1          40.4          50.3          66.0
Deferred Acquisition Costs                               (7.3)         (3.8)        (19.6)        (16.1)        (25.4)        (33.9)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
OPERATING EXPENSES                                $       6.4   $       5.9   $      23.5   $      24.3   $      24.9   $      32.1
                                                 ============= ============= ============= ============= ============= =============
------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                          $      51.6   $      46.0   $     182.5   $     217.9   $     245.5   $     353.4
Surrenders                                              (26.7)        (19.2)       (118.4)        (94.2)        (75.4)        (69.4)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
NET SALES                                                24.9          26.8          64.1         123.7         170.1         284.0
Deaths                                                   (3.3)         (2.7)         (4.7)         (3.6)         (2.2)         (1.4)
Interest Credited                                        58.1         101.0         259.9         141.5         170.0         262.7
Fees                                                     (8.1)         (7.1)        (30.4)        (30.3)        (31.0)        (36.4)
Cost of Insurance                                       (19.8)        (18.9)        (75.8)        (74.6)        (72.4)        (69.8)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
CHANGE IN FUM                                            51.8          99.1         213.1         156.7         234.5         439.1
Beginning Balance                                     2,312.9       2,099.8       2,099.8       1,943.1       1,708.6       1,269.5
                                                 ------------- ------------- ------------- ------------- ------------- -------------
ENDING FUND BALANCE                               $   2,364.7   $   2,198.9   $   2,312.9   $   2,099.8   $   1,943.1   $   1,708.6
                                                 ============= ============= ============= ============= ============= =============

Life Insurance In Force (1)                       $  24,320.5   $  24,652.2   $  24,164.6   $  24,767.7   $  25,382.0   $  24,603.0
                                                 ============= ============= ============= ============= ============= =============

(1) 2006, 2005 and 2004 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
First Quarter 2007 (unaudited)
($ in millions)

Quarters ended                                                                    2006                                      2007
                                                    ----------------------------------------------------------------   -------------
                                                        March            June          September         December           March
                                                    -------------   -------------    -------------    -------------    -------------
PRE-TAX INCOME
Fees                                                 $       7.2     $       7.5      $       7.2      $       5.7      $       8.0
Cost of Insurance (COI)                                     19.6            19.4             19.3             19.5             20.3
Interest Earned                                              1.6             1.9              3.1              2.6              2.4
Surrender Charges                                            2.1             1.8              1.6              1.2              2.1
                                                    -------------   -------------    -------------    -------------    -------------
TOTAL REVENUES                                              30.5            30.6             31.2             29.0             32.8
                                                    -------------   -------------    -------------    -------------    -------------

Net Death and Disability Benefits                            8.3             7.3              7.5              8.8              9.0
Interest Credited                                            1.0             1.0              1.4              1.4              1.4
DAC Amortized                                                6.8             6.8              6.0            (11.2)             7.2
Operating Expenses                                           5.9             6.3              5.3              6.0              6.4
                                                    -------------   -------------    -------------    -------------    -------------
TOTAL EXPENSES                                              22.0            21.4             20.2              5.0             24.0
                                                    -------------   -------------    -------------    -------------    -------------

OPERATING INCOME BEFORE TAX                          $       8.5     $       9.2      $      11.0      $      24.0      $       8.8
                                                    =============   =============    =============    =============    =============
------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                          $       2.9     $       3.4      $       3.5      $       3.7      $       4.3
Controllable Expenses and Other                              6.8             8.7              6.5              7.6              9.4
                                                    -------------   -------------    -------------    -------------    -------------
TOTAL CURRENT EXPENSES                                       9.7            12.1             10.0             11.3             13.7
Deferred Acquisition Costs                                  (3.8)           (5.8)            (4.7)            (5.3)            (7.3)
                                                    -------------   -------------    -------------    -------------    -------------
OPERATING EXPENSES                                   $       5.9     $       6.3      $       5.3      $       6.0      $       6.4
                                                    =============   =============    =============    =============    =============
------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                             $      46.0     $      52.8           $ 36.5      $      47.2      $      51.6
Surrenders                                                 (19.2)          (50.1)           (22.3)           (26.8)           (26.7)
                                                    -------------   -------------    -------------    -------------    -------------
NET SALES                                                   26.8             2.7             14.2             20.4             24.9
Deaths                                                      (2.7)           (0.8)            (0.8)            (0.4)            (3.3)
Interest Credited                                          101.0           (16.0)            61.0            113.9             58.1
Fees                                                        (7.1)           (8.1)            (7.2)            (8.0)            (8.1)
Cost of Insurance                                          (18.9)          (18.9)           (18.8)           (19.2)           (19.8)
                                                    -------------   -------------    -------------    -------------    -------------
CHANGE IN FUM                                               99.1           (41.1)            48.4            106.7             51.8
Beginning Balance                                        2,099.8         2,198.9          2,157.8          2,206.2          2,312.9
                                                    -------------   -------------    -------------    -------------    -------------
ENDING FUND BALANCE                                  $   2,198.9     $   2,157.8      $   2,206.2      $   2,312.9      $   2,364.7
                                                    =============   =============    =============    =============    =============

Life Insurance In Force (1)                          $  24,652.2     $  24,257.5      $  24,164.2      $  24,164.6      $  24,320.5
                                                    =============   =============    =============    =============    =============

(1) 2006 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
First Quarter 2007 (unaudited)
($ in millions)

                                                           YTD March                              December 31,
                                                 --------------------------- -------------------------------------------------------
                                                      2007          2006         2006          2005          2004          2003
                                                 ------------- ------------- ------------- ------------- ------------- -------------
PRE-TAX INCOME
Fees                                              $       6.7   $       8.0   $      27.2   $      17.9   $      19.1   $      17.3
Cost of Insurance (COI)                                  56.1          42.0         184.9         109.9          90.7          78.9
Interest Earned                                          30.7          27.0         116.5         108.7         100.4          98.2
Surrender Charges                                         0.7           1.0           3.7           3.2           3.2           2.5
                                                 ------------- ------------- ------------- ------------- ------------- -------------
TOTAL REVENUES                                           94.2          78.0         332.3         239.7         213.4         196.9
                                                 ------------- ------------- ------------- ------------- ------------- -------------

Net Death and Disability Benefits                        24.7          27.6          98.0          61.8          58.4          51.4
Interest Credited                                        21.0          19.4          79.6          74.5          74.6          78.0
DAC Amortized                                            18.6           9.6          55.5          17.9          20.3          17.7
Operating Expenses                                       12.4          13.5          45.9          37.6          25.7          28.1
                                                 ------------- ------------- ------------- ------------- ------------- -------------
TOTAL EXPENSES                                           76.7          70.1         279.0         191.8         179.0         175.2
                                                 ------------- ------------- ------------- ------------- ------------- -------------

OPERATING INCOME BEFORE TAX                       $      17.5   $       7.9   $      53.3   $      47.9   $      34.4   $      21.7
                                                 ============= ============= ============= ============= ============= =============
------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                       $      23.5   $      34.7   $     104.9   $      51.1   $      24.9   $      28.2
Controllable Expenses and Other                          39.1          51.6         176.2          96.5          64.3          74.8
                                                 ------------- ------------- ------------- ------------- ------------- -------------
TOTAL CURRENT EXPENSES                                   62.6          86.3         281.1         147.6          89.2         103.0
Deferred Acquisition Costs                              (50.2)        (72.8)       (235.2)       (110.0)        (63.5)        (74.9)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
OPERATING EXPENSES                                $      12.4   $      13.5   $      45.9   $      37.6   $      25.7   $      28.1
                                                 ============= ============= ============= ============= ============= =============
------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                          $      92.3   $     135.5   $     417.1   $     297.8   $     229.4   $     217.8
Surrenders                                              (21.9)        (22.5)        (84.7)        (94.1)       (126.2)       (118.6)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
  NET SALES                                              70.4         113.0         332.4         203.7         103.2          99.2
Deaths                                                   (8.3)         (6.8)        (20.5)        (22.3)        (16.9)        (19.4)
Interest Credited                                        21.0          19.4          79.6          78.7          74.6          78.0
Fees                                                     (8.2)        (11.4)        (36.6)        (26.8)        (23.5)        (24.9)
Cost of Insurance                                       (56.1)        (42.0)       (184.9)       (109.9)        (90.7)        (78.9)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
  CHANGE IN FUM                                          18.8          72.2         170.0         123.4          46.7          54.0
Beginning Balance                                     1,904.1       1,734.1       1,734.1       1,610.7       1,564.0       1,510.0
                                                 ------------- ------------- ------------- ------------- ------------- -------------
ENDING FUND BALANCE                               $   1,922.9   $   1,806.3   $   1,904.1   $   1,734.1   $   1,610.7   $   1,564.0
                                                 ============= ============= ============= ============= ============= =============

Life Insurance In Force                           $  21,311.6   $  17,667.4   $  20,402.1   $  16,303.0   $  14,103.7   $  12,830.3
                                                 ============= ============= ============= ============= ============= =============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
First Quarter 2007 (unaudited)
($ in millions)

Quarters ended                                                                    2006                                      2007
                                                    ----------------------------------------------------------------   -------------
                                                        March            June          September         December           March
                                                    -------------   -------------    -------------    -------------    -------------
PRE-TAX INCOME
Fees                                                 $       8.0     $       5.4      $       7.0      $       6.8      $       6.7
Cost of Insurance (COI)                                     42.0            44.5             46.5             51.9             56.1
Interest Earned                                             27.0            29.1             29.7             30.7             30.7
Surrender Charges                                            1.0             0.3              1.7              0.7              0.7
                                                    -------------   -------------    -------------    -------------    -------------
TOTAL REVENUES                                              78.0            79.3             84.9             90.1             94.2
                                                    -------------   -------------    -------------    -------------    -------------

Net Death and Disability Benefits                           27.6            23.9             15.8             30.7             24.7
Interest Credited                                           19.4            19.8             19.9             20.5             21.0
DAC Amortized                                                9.6            13.7             21.9             10.3             18.6
Operating Expenses                                          13.5            10.5             10.2             11.7             12.4
                                                    -------------   -------------    -------------    -------------    -------------
TOTAL EXPENSES                                              70.1            67.9             67.8             73.2             76.7
                                                    -------------   -------------    -------------    -------------    -------------

OPERATING INCOME BEFORE TAX                          $       7.9     $      11.4      $      17.1      $      16.9      $      17.5
                                                    =============   =============    =============    =============    =============
------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                          $      34.7     $      14.1      $      21.6      $      34.5      $      23.5
Controllable Expenses and Other                             51.6            32.2             35.9             56.5             39.1
                                                    -------------   -------------    -------------    -------------    -------------
TOTAL CURRENT EXPENSES                                      86.3            46.3             57.5             91.0             62.6
Deferred Acquisition Costs                                 (72.8)          (35.8)           (47.3)           (79.3)           (50.2)
                                                    -------------   -------------    -------------    -------------    -------------
OPERATING EXPENSES                                   $      13.5     $      10.5      $      10.2      $      11.7      $      12.4
                                                    =============   =============    =============    =============    =============
------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                             $     135.5     $      73.7      $      88.7      $     119.2      $      92.3
Surrenders                                                 (22.5)          (21.3)           (22.4)           (18.5)           (21.9)
                                                    -------------   -------------    -------------    -------------    -------------
  NET SALES                                                113.0            52.4             66.3            100.7             70.4
Deaths                                                      (6.8)           (5.4)            (5.1)            (3.2)            (8.3)
Interest Credited                                           19.4            19.8             19.9             20.5             21.0
Fees                                                       (11.4)           (6.5)            (8.2)           (10.5)            (8.2)
Cost of Insurance                                          (42.0)          (44.5)           (46.4)           (52.0)           (56.1)
                                                    -------------   -------------    -------------    -------------    -------------
  CHANGE IN FUM                                             72.2            15.8             26.5             55.5             18.8
Beginning Balance                                        1,734.1         1,806.3          1,822.1          1,848.6          1,904.1
                                                    -------------   -------------    -------------    -------------    -------------
ENDING FUND BALANCE                                  $   1,806.3     $   1,822.1      $   1,848.6      $   1,904.1      $   1,922.9
                                                    =============   =============    =============    =============    =============

Life Insurance In Force                              $  17,667.4     $  18,217.0      $  19,025.8      $  20,402.1      $  21,311.6
                                                    =============   =============    =============    =============    =============

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
First Quarter 2007 (unaudited)
($ in millions)

                                                           YTD March                              December 31,
                                                 --------------------------- -------------------------------------------------------
                                                      2007          2006         2006          2005          2004          2003
                                                 ------------- ------------- ------------- ------------- ------------- -------------
LIFE INSURANCE SALES

WHOLESALER CHANNEL
Variable Universal Life                           $       6.4   $       2.8   $      16.7   $      16.1   $      18.2   $      30.1
Universal Life/Interest Sensitive                        40.2          83.5         221.9         104.4          47.5          67.5
Term Life                                                 5.5           5.5          20.3          16.4          15.3          19.2
Participating Whole Life                                                                                                        0.6
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Life Insurance Annualized Premium (1)                    52.1          91.8         258.9         136.9          81.0         117.4
                                                 ============= ============= ============= ============= ============= =============
Variable Universal Life                                   2.4           1.1           8.6           6.4          10.8          20.1
Universal Life/Interest Sensitive                         7.8          18.0          61.8          49.2          53.2          61.6
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Life Insurance Single Premium                            10.2          19.1          70.4          55.6          64.0          81.7
                                                 ============= ============= ============= ============= ============= =============

Variable Universal Life                                   8.8           3.9          25.3          22.5          29.0          50.2
Universal Life/Interest Sensitive                        48.0         101.5         283.7         153.6         100.7         129.1
Term Life                                                 5.5           5.5          20.3          16.4          15.3          19.2
Participating Whole Life                                                                                                        0.6
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Wholesaler Life Insurance Premium (2)       $      62.3   $     110.9   $     329.3   $     192.5   $     145.0   $     199.1
                                                 ============= ============= ============= ============= ============= =============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)   $      11.4   $       8.5   $      33.5   $      46.5   $      60.1   $     149.5
Annuity                                                  54.2           3.4       1,020.2         773.8         152.6         394.9
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Private Placement Life and Annuity Deposits $      65.6   $      11.9   $   1,053.7   $     820.3   $     212.7   $     544.4
                                                 ============= ============= ============= ============= ============= =============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT          $   4,185.0   $   2,783.9   $   4,055.5   $   2,776.4   $   1,898.5   $   1,535.5
                                                 ============= ============= ============= ============= ============= =============

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
First Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                                                 2006                                      2007
                                                    ---------------------------------------------------------------    -------------
                                                        March           June           September         December          March
                                                    -------------   -------------    -------------    -------------    -------------
LIFE INSURANCE SALES

WHOLESALER CHANNEL
Variable Universal Life                              $       2.8     $       4.9      $       3.2      $       5.8      $       6.4
Universal Life/Interest Sensitive                           83.5            30.2             42.4             65.8             40.2
Term Life                                                    5.5             4.5              4.7              5.6              5.5
                                                    -------------   -------------    -------------    -------------    -------------
Life Insurance Annualized Premium (1)                       91.8            39.6             50.3             77.2             52.1
                                                    =============   =============    =============    =============    =============

Variable Universal Life                                      1.1             2.1              2.8              2.6              2.4
Universal Life/Interest Sensitive                           18.0             9.1             15.5             19.2              7.8
                                                    -------------   -------------    -------------    -------------    -------------
Life Insurance Single Premium                               19.1            11.2             18.3             21.8             10.2
                                                    =============   =============    =============    =============    =============

Variable Universal Life                                      3.9             7.0              6.0              8.4              8.8
Universal Life/Interest Sensitive                          101.5            39.3             57.9             85.0             48.0
Term Life                                                    5.5             4.5              4.7              5.6              5.5
                                                    -------------   -------------    -------------    -------------    -------------
Total Wholesaler Life Insurance Premium (2)          $     110.9     $      50.8      $      68.6      $      99.0      $      62.3
                                                    =============   =============    =============    =============    =============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)      $       8.5     $      17.3      $       1.7      $       6.0      $      11.4
Annuity                                                      3.4            42.6             33.1            941.1             54.2
                                                    -------------   -------------    -------------    -------------    -------------
Total Private Placement Life and Annuity Deposits    $      11.9     $      59.9      $      34.8      $     947.1      $      65.6
                                                    =============   =============    =============    =============    =============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT             $   2,783.9     $   2,912.2      $   2,989.5      $   4,055.5      $   4,185.0
                                                    =============   =============    =============    =============    =============

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
First Quarter 2007 (unaudited)
($ in millions)

                                                          YTD March                               December 31,
                                                 --------------------------- -------------------------------------------------------
                                                      2007          2006         2006          2005          2004          2003
                                                 ------------- ------------- ------------- ------------- ------------- -------------
PRE-TAX INCOME
 Fees                                             $      17.3   $      16.6   $      66.9   $      65.4   $      63.8   $      57.2
 Surrender Charges                                        1.6           1.5           6.3           7.0           5.8           7.4
 Interest earned on GIA and Required Interest            27.1          35.5         131.7         165.1         158.0         150.1
                                                 ------------- ------------- ------------- ------------- ------------- -------------
 TOTAL REVENUES                                          46.0          53.6         204.9         237.5         227.6         214.7
                                                 ------------- ------------- ------------- ------------- ------------- -------------
 Mortality Cost                                          (1.0)          0.3           5.8           6.6           8.9           4.4
 DAC Amortized                                           12.3          11.2          66.6          62.6          35.7          26.5
 Interest Credited                                       17.3          25.1          87.4         112.1         123.2         133.0
 Operating Expenses                                      10.5          11.3          41.1          44.2          47.1          51.8
                                                 ------------- ------------- ------------- ------------- ------------- -------------
 TOTAL EXPENSES                                          39.1          47.9         200.9         225.5         214.9         215.7
                                                 ------------- ------------- ------------- ------------- ------------- -------------
 OPERATING INCOME (LOSS) BEFORE TAX               $       6.9   $       5.7   $       4.0   $      12.0   $      12.7   $      (1.0)
                                                 ============= ============= ============= ============= ============= =============
------------------------------------------------------------------------------------------------------------------------------------

 OPERATING EXPENSES
 Commissions and Concessions                      $      10.9   $       9.9   $      39.7   $      38.2   $      42.6   $      51.1
 Controllable Expenses and Other                         11.9          10.1          40.8          37.9          48.2          66.2
                                                 ------------- ------------- ------------- ------------- ------------- -------------
 TOTAL CURRENT EXPENSES                                  22.8          20.0          80.5          76.1          90.8         117.3
 Deferred Acquisition Costs                             (12.3)         (8.7)        (39.4)        (31.9)        (43.7)        (65.5)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
 OPERATING EXPENSES                               $      10.5   $      11.3   $      41.1   $      44.2   $      47.1   $      51.8
                                                 ============= ============= ============= ============= ============= =============
------------------------------------------------------------------------------------------------------------------------------------

 FUNDS UNDER MANAGEMENT
   Deposits                                       $     187.1   $      96.3   $   1,443.9   $   1,113.5   $     671.2   $   1,428.3
   Surrenders                                          (259.7)       (490.7)     (1,596.1)     (1,180.9)       (803.1)       (865.6)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
        NET SALES                                       (72.6)       (394.4)       (152.2)        (67.4)       (131.9)        562.7
   Deaths                                               (21.2)        (22.6)        (87.0)        (80.2)        (81.6)        (71.4)
   Interest Credited                                    169.6         319.2         949.6         545.8         628.2         895.2
   Fees                                                 (17.8)        (15.8)        (70.9)        (63.0)        (59.8)        (57.7)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
        CHANGE IN FUM                                    58.0        (113.6)        639.5         335.2         354.9       1,328.8
   Beginning Balance                                  8,677.6       8,038.1       8,038.1       7,702.9       7,348.0       6,019.2
                                                 ------------- ------------- ------------- ------------- ------------- -------------
 ENDING FUND BALANCE                              $   8,735.6   $   7,924.5   $   8,677.6   $   8,038.1   $   7,702.9   $   7,348.0
                                                 ============= ============= ============= ============= ============= =============

VA Funds in Guaranteed Interest Accounts (1)      $     955.9   $   1,355.0   $   1,030.8   $   1,553.8   $   1,939.1   $   2,067.4
                                                 ============= ============= ============= ============= ============= =============

Fixed Annuities (1)                               $     689.8   $   1,005.2   $     720.5   $   1,011.4   $   1,175.5   $   1,216.3
                                                 ============= ============= ============= ============= ============= =============

(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES
First Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                                                 2006                                      2007
                                                    ---------------------------------------------------------------    -------------
                                                        March           June           September         December          March
                                                    -------------   -------------    -------------    -------------    -------------
PRE-TAX INCOME
 Fees                                               $       16.6     $      16.8      $      16.3      $      17.2      $      17.3
 Surrender Charges                                           1.5             1.7              1.6              1.5              1.6
 Interest earned on GIA and Required Interest               35.5            34.3             30.8             31.1             27.1
                                                    -------------   -------------    -------------    -------------    -------------
 TOTAL REVENUES                                             53.6            52.8             48.7             49.8             46.0
                                                    -------------   -------------    -------------    -------------    -------------
 Mortality Cost                                              0.3             1.4              1.9              2.2             (1.0)
 DAC Amortized                                              11.2            16.3             12.0             27.1             12.3
 Interest Credited                                          25.1            24.2             19.2             18.9             17.3
 Operating Expenses                                         11.3            10.4              9.6              9.8             10.5
                                                    -------------   -------------    -------------    -------------    -------------
 TOTAL EXPENSES                                             47.9            52.3             42.7             58.0             39.1
                                                    -------------   -------------    -------------    -------------    -------------
 OPERATING INCOME (LOSS) BEFORE TAX                 $        5.7     $       0.5      $       6.0      $      (8.2)     $       6.9
                                                    =============   =============    =============    =============    =============
------------------------------------------------------------------------------------------------------------------------------------

 OPERATING EXPENSES
 Commissions and Concessions                        $        9.9     $      10.2      $       9.1      $      10.5      $      10.9
 Controllable Expenses and Other                            10.1             9.7              9.6             11.4             11.9
                                                    -------------   -------------    -------------    -------------    -------------
 TOTAL CURRENT EXPENSES                                     20.0            19.9             18.7             21.9             22.8
 Deferred Acquisition Costs                                 (8.7)           (9.5)            (9.1)           (12.1)           (12.3)
                                                    -------------   -------------    -------------    -------------    -------------
 OPERATING EXPENSES                                 $       11.3     $      10.4      $       9.6      $       9.8      $      10.5
                                                    =============   =============    =============    =============    =============
------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
 Deposits                                           $       96.3     $     147.1      $     136.7      $   1,063.8      $     187.1
 Surrenders                                               (490.7)         (556.7)          (306.1)          (242.6)          (259.7)
                                                    -------------   -------------    -------------    -------------    -------------
      NET SALES                                           (394.4)         (409.6)          (169.4)           821.2            (72.6)
 Deaths                                                    (22.6)          (23.6)           (21.4)           (19.4)           (21.2)
 Interest Credited                                         319.2            80.9            206.7            342.8            169.6
 Fees                                                      (15.8)          (16.2)           (16.0)           (22.9)           (17.8)
                                                    -------------   -------------    -------------    -------------    -------------
       CHANGE IN FUM                                      (113.6)         (368.5)            (0.1)         1,121.7             58.0
Beginning Balance                                        8,038.1         7,924.5          7,556.0          7,555.9          8,677.6
                                                    -------------   -------------    -------------    -------------    -------------
ENDING FUND BALANCE                                 $    7,924.5     $   7,556.0      $   7,555.9      $   8,677.6      $   8,735.6
                                                    =============   =============    =============    =============    =============
VA Funds in Guaranteed Interest Accounts (1)        $    1,355.0     $   1,195.6      $   1,087.8      $   1,030.8      $     955.9
                                                    =============   =============    =============    =============    =============
Fixed Annuities (1)                                 $    1,005.2     $     781.4      $     740.9      $     720.5      $     689.8
                                                    =============   =============    =============    =============    =============

(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
First Quarter 2007 (unaudited)
($ in millions)

                                                          YTD March                               December 31,
                                                 --------------------------- -------------------------------------------------------
                                                      2007          2006         2006          2005          2004          2003
                                                 ------------- ------------- ------------- ------------- ------------- -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                           $     364.3   $     349.9   $     364.2   $     353.0   $     332.5   $     329.3
Universal Life                                          565.4         417.7         533.9         354.7         262.0         219.2
Variable Annuities                                      275.9         281.7         275.0         281.3         299.0         291.8
Fixed Annuities                                          19.4          38.2          20.3          38.8          46.0          45.2
Participating                                           561.8         548.1         559.0         544.2         577.0         576.3
Offset for Unrealized Investment (Gains) Losses          (5.0)         22.5           0.3         (16.0)        (86.6)        (94.1)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total                                             $   1,781.8   $   1,658.1   $   1,752.7   $   1,556.0   $   1,429.9   $   1,367.7
                                                 ============= ============= ============= ============= ============= =============
------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS
Death Benefit in Excess of Fund Value             $     225.2   $     291.6   $     238.8   $     335.5   $     441.1   $     616.9
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                     48.3          66.5          51.3          82.1         123.5         183.0
Statutory Reserve, Net of Reinsurance                    13.3          13.2          13.2          13.8          15.0          17.3
GAAP Reserve, Net of Reinsurance                  $      10.9   $       9.3   $      10.7   $      10.7   $       9.1   $       7.8
                                                 =============

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
First Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                                                 2006                                      2007
                                                    ---------------------------------------------------------------    -------------
                                                        March           June           September         December          March
                                                    -------------   -------------    -------------    -------------    -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                              $     349.9     $     348.9      $     347.6      $     364.2      $     364.3
Universal Life                                             417.7           439.6            465.2            533.9            565.4
Variable Annuities                                         281.7           276.4            275.2            275.0            275.9
Fixed Annuities                                             38.2            36.6             35.1             20.3             19.4
Participating                                              548.1           551.1            554.8            559.0            561.8
Offset for Unrealized Investment Gains and Losses           22.5            57.5              6.6              0.3             (5.0)
                                                    -------------   -------------    -------------    -------------    -------------
Total                                                $   1,658.1     $   1,710.1      $   1,684.5      $   1,752.7      $   1,781.8
                                                    =============   =============    =============    =============    =============
------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS
Death Benefit in Excess of Fund Value                $     291.6     $     311.4      $     274.7      $     238.8      $     225.2
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                        66.5            75.5             63.4             51.3             48.3
Statutory Reserve, Net of Reinsurance                       13.2            14.0             13.7             13.2             13.3
GAAP Reserve, Net of Reinsurance                     $       9.3     $      10.5      $      10.6      $      10.7      $      10.9
                                                                                                                       =============

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
First Quarter 2007 (unaudited)
($ in millions)

                                                           YTD March                              December 31,
                                                 --------------------------- -------------------------------------------------------
                                                      2007          2006         2006          2005          2004          2003
                                                 ------------- ------------- ------------- ------------- ------------- -------------
OPERATING INCOME
Investment Management Fees                        $      36.9   $      36.5   $     154.1   $     182.1   $     219.0   $     205.5
Mutual Funds - Ancillary Fees (1)                        14.3          10.7          49.4          41.1          38.8          35.5
Other Revenue                                             2.2           1.3           5.3           4.9           7.2           9.3
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Revenues                                           53.4          48.5         208.8         228.1         265.0         250.3
                                                 ------------- ------------- ------------- ------------- ------------- -------------

Employment Expenses                                      24.0          22.5          89.4         103.9         132.6         129.6
Distribution & Admin Expenses (2)                        11.6           8.9          41.3          35.8          32.9          28.6
Other Operating Expenses (1)(2)                          10.1          11.5          43.8          50.6          53.0          58.1
Amortization of Intangibles                               7.6           8.0          32.0          33.2          33.8          33.2
Intangible Asset Impairments                                           32.5          32.5          10.6
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Operating Expenses                                 53.3          83.4         239.0         234.1         252.3         249.5
                                                 ------------- ------------- ------------- ------------- ------------- -------------

Management Income (Loss)                                  0.1         (34.9)        (30.2)         (6.0)         12.7           0.8
Other Income - Net                                        0.5           0.3           1.6           2.2           1.7           2.5
Minority Interest                                                                                  (6.7)        (14.3)        (12.0)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Operating Income (Loss), before income taxes              0.6         (34.6)        (28.6)        (10.5)          0.1          (8.7)
Applicable Income Taxes (Benefit)                         0.9         (13.4)        (10.7)         (4.7)          2.3          (3.3)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Operating Income (Loss)                           $      (0.3)  $     (21.2)  $     (17.9)  $      (5.8)  $      (2.2)  $      (5.4)
                                                 ============= ============= ============= ============= ============= =============

(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses and are included in Distribution & Admin Expenses as of the 2nd Quarter 2006. All prior periods have been conformed to the current presentation.

(2) Distribution & Admin Expenses are comprised of commissions, finders fees, distribution costs and third party fund accounting costs. These had previously been reported as a component of Other Operating Expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
First Quarter 2007 (unaudited)
($ in millions)

Quarters ended                                                                    2006                                      2007
                                                    ----------------------------------------------------------------   -------------
                                                        March            June          September         December           March
                                                    -------------   -------------    -------------    -------------    -------------
OPERATING INCOME
Investment Management Fees                           $      36.5     $      37.5      $      42.0      $      38.1      $      36.9
Mutual Funds - Ancillary Fees                               10.7            11.6             14.3             12.8             14.3
Other Revenue                                                1.3             0.8              1.9              1.3              2.2
                                                    -------------   -------------    -------------    -------------    -------------
Total Revenues                                              48.5            49.9             58.2             52.2             53.4
                                                    -------------   -------------    -------------    -------------    -------------

Employment Expenses                                         22.5            19.9             23.1             23.9             24.0
Distribution & Admin Expenses (1)                            8.9             9.1             10.7             12.6             11.6
Other Operating Expenses (1)                                11.5            11.5             10.4             10.4             10.1
Amortization of Intangibles                                  8.0             8.5              7.7              7.8              7.6
Intangible Asset Impairments                                32.5
                                                    -------------   -------------    -------------    -------------    -------------
Total Operating Expenses                                    83.4            49.0             51.9             54.7             53.3
                                                    -------------   -------------    -------------    -------------    -------------

Management Income (Loss)                                   (34.9)            0.9              6.3             (2.5)             0.1
Other Income - Net                                           0.3             0.4              0.3              0.6              0.5
                                                    -------------   -------------    -------------    -------------    -------------
Operating Income (Loss), before income taxes               (34.6)            1.3              6.6             (1.9)             0.6
Applicable Income Taxes (Benefit)                          (13.4)            0.6              2.3             (0.2)             0.9
                                                    -------------   -------------    -------------    -------------    -------------
Operating Income (Loss)                              $     (21.2)    $       0.7      $       4.3      $      (1.7)     $      (0.3)
                                                    =============   =============    =============    =============    =============

(1) Distribution & Admin Expenses are comprised of commissions, finders fees, distribution costs and third party fund accounting costs. These had previously been reported as a component of Other Operating Expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
First Quarter 2007 (unaudited)
($ in millions)

                                                           YTD March                              December 31,
                                                 --------------------------- -------------------------------------------------------
                                                      2007          2006         2006          2005          2004          2003
                                                 ------------- ------------- ------------- ------------- ------------- -------------
RETAIL PRODUCTS:
Managed Accounts
----------------
Deposits and reinvestments                        $     290.4    $    329.1   $   1,141.2   $   1,760.3   $   2,109.9   $   2,268.3
Redemptions and withdrawals                            (728.1)     (1,465.9)     (4,297.6)     (5,722.8)     (5,203.0)     (2,656.6)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
  Net Flows                                            (437.7)     (1,136.8)     (3,156.4)     (3,962.5)     (3,093.1)       (388.3)
Performance                                             125.6         461.4         593.9         (62.5)        950.3       1,537.5
Acquisitions (dispositions) / Other                                    71.1          71.1        (158.1)                         -
                                                 ------------- ------------- ------------- ------------- ------------- -------------
  Net Change in AUM                                    (312.1)       (604.3)     (2,491.4)     (4,183.1)     (2,142.8)      1,149.2
Assets under management, beginning of period          6,841.1       9,332.5       9,332.5      13,515.6      15,658.4      14,509.2
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Assets under management, end of period            $   6,529.0   $   8,728.2   $   6,841.1   $   9,332.5   $  13,515.6   $  15,658.4
                                                 ============= ============= ============= ============= ============= =============
Mutual Funds
------------
Deposits and reinvestments                        $   1,160.7   $     640.5   $   2,567.6   $   2,030.3   $   1,673.2   $   1,489.2
Redemptions and withdrawals                            (881.8)       (620.9)     (2,828.7)     (2,443.9)     (2,004.5)     (1,683.6)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
  Net Flows                                             278.9          19.6        (261.1)       (413.6)       (331.3)       (194.4)
Performance                                             298.5         349.4       1,522.2         184.0         805.9       1,588.8
Money market funds net change in AUM                   (364.2)         (0.1)     (1,382.8)        (28.4)        (28.9)        (45.2)
Acquisitions (dispositions) / Other                     (14.0)        185.0       9,838.3         120.0         105.7         (80.6)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
  Net Change in AUM                                     199.2         553.9       9,716.6        (137.9)        551.4       1,268.6
Assets under management, beginning of period         21,863.8      12,147.2      12,147.2      12,285.1      11,733.6      10,465.0
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Assets under management, end of period            $  22,063.0   $  12,701.1   $  21,863.8   $  12,147.2   $  12,285.0   $  11,733.6
                                                 ============= ============= ============= ============= ============= =============
INSTITUTIONAL PRODUCTS:
Deposits and reinvestments                        $     281.3   $     574.6   $   1,609.1   $   5,545.1   $   2,885.2   $   3,230.7
Redemptions and withdrawals                            (513.3)       (940.6)     (3,504.3)     (6,599.1)     (5,389.2)     (3,505.3)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
  Net Flows                                            (232.0)       (366.0)     (1,895.2)     (1,054.0)     (2,504.0)       (274.6)
Performance                                             233.8         283.7       1,089.2         367.3       1,140.5       2,333.0
Acquisitions (dispositions) / Other (2)                (261.9)        (14.2)       (332.6)        (63.4)        234.3         (76.0)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
  Net Change in AUM                                    (260.1)        (96.5)     (1,138.6)       (750.1)     (1,129.2)      1,982.4
Assets under management, beginning of period         12,294.8      13,433.4      13,433.4      14,183.5      15,312.7      13,330.3
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Assets under management, end of period            $  12,034.7   $  13,336.9   $  12,294.8   $  13,433.4   $  14,183.5   $  15,312.7
                                                 ============= ============= ============= ============= ============= =============
STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments                        $   1,500.0   $      13.8   $   2,423.5   $   1,002.3   $       1.7   $       1.1
Redemptions and withdrawals                            (299.0)       (196.9)     (1,141.6)     (1,157.9)       (659.2)       (303.1)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
  Net Flows                                           1,201.0        (183.1)      1,281.9        (155.6)       (657.5)       (302.0)
Performance                                             (73.7)         37.4         171.4        (258.9)         26.0         327.0
                                                 ------------- ------------- ------------- ------------- ------------- -------------
  Net Change in AUM                                   1,127.3        (145.7)      1,453.3        (414.5)       (631.5)         25.0
Assets under management, beginning of period          3,963.1       2,509.8       2,509.8       2,924.3       3,555.8       3,530.8
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Assets under management, end of period            $   5,090.4   $   2,364.1   $   3,963.1   $   2,509.8   $   2,924.3   $   3,555.8
                                                 ============= ============= ============= ============= ============= =============
TOTAL:
Deposits and reinvestments                        $   3,232.4   $   1,558.0   $   7,741.4   $  10,338.0   $   6,670.0   $   6,989.3
Redemptions and withdrawals                          (2,422.2)     (3,224.3)    (11,772.2)    (15,923.7)    (13,255.9)     (8,148.6)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
  Net Flows                                             810.2      (1,666.3)     (4,030.8)     (5,585.7)     (6,585.9)     (1,159.3)
Performance                                             584.2       1,131.9       3,376.7         229.9       2,922.7       5,786.3
Money market funds net change in AUM                   (364.2)         (0.1)     (1,382.8)        (28.4)        (28.9)        (45.2)
Acquisitions (dispositions) / Other                    (275.9)        241.9       9,576.8        (101.4)        340.0        (156.6)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
  Net Change in AUM                                     754.3        (292.6)      7,539.9      (5,485.6)     (3,352.1)      4,425.2
Assets under management, beginning of period         44,962.8      37,422.9      37,422.9      42,908.5      46,260.5      41,835.3
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Assets under management, end of period            $  45,717.1   $  37,130.3   $  44,962.8   $  37,422.9   $  42,908.4   $  46,260.5
                                                 ============= ============= ============= ============= ============= =============

* Variable Products Change in AUM (included
       in Institutional Products)                 $     (10.2)  $      27.7   $     106.5   $    (342.3)  $     211.6   $     200.4
                                                 ============= ============= ============= ============= ============= =============

Money Market balances (1)                         $   5,336.9   $     101.4   $   5,701.1   $     101.4   $     129.8   $     158.6
                                                 ============= ============= ============= ============= ============= =============

(1) Money Market balances included in Mutual Funds above.
(2) Effective for the 4th quarter of 2006, "Other" includes the net change in AUM during the quarter of institutional cash management accounts.
    This treatment is consistent with the treatment of money market mutual funds.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
First Quarter 2007 (unaudited)
($ in millions)

                                                                                  2006                                      2007
                                                    ----------------------------------------------------------------   -------------
                                                        March            June          September         December          March
                                                    -------------   -------------    -------------    -------------    -------------
RETAIL PRODUCTS:
Managed Accounts
----------------
Deposits and reinvestments                           $     329.1     $     316.1      $     216.5      $     279.5      $     290.4
Redemptions and withdrawals                             (1,465.9)       (1,339.1)          (969.6)          (523.0)          (728.1)
                                                    -------------   -------------    -------------    -------------    -------------
  Net Flows                                             (1,136.8)       (1,023.0)          (753.1)          (243.5)          (437.7)
Performance                                                461.4          (347.6)           169.9            310.2            125.6
Acquisitions (dispositions) / Other                         71.1
                                                    -------------   -------------    -------------    -------------    -------------
  Net Change in AUM                                       (604.3)       (1,370.6)          (583.2)            66.7           (312.1)
Assets under management, beginning of period             9,332.5         8,728.2          7,357.6          6,774.4          6,841.1
                                                    -------------   -------------    -------------    -------------    -------------
Assets under management, end of period               $   8,728.2     $   7,357.6      $   6,774.4      $   6,841.1      $   6,529.0
                                                    =============   =============    =============    =============    =============
Mutual Funds
------------
Deposits and reinvestments                           $     640.5     $     417.4      $     729.3      $     780.4      $   1,160.7
Redemptions and withdrawals                               (620.9)         (612.0)          (881.3)          (714.5)          (881.8)
                                                    -------------   -------------    -------------    -------------    -------------
  Net Flows                                                 19.6          (194.6)          (152.0)            65.9            278.9
Performance                                                349.4          (174.4)           575.8            771.4            298.5
Money market funds net change in AUM                        (0.1)         (276.0)        (1,169.4)            62.7           (364.2)
Acquisitions (dispositions) / Other                        185.0         9,824.4            (20.9)          (150.2)           (14.0)
                                                    -------------   -------------    -------------    -------------    -------------
  Net Change in AUM                                        553.9         9,179.4           (766.5)           749.8            199.2
Assets under management, beginning of period            12,147.2        12,701.1         21,880.5         21,114.0         21,863.8
                                                    -------------   -------------    -------------    -------------    -------------
Assets under management, end of period               $  12,701.1     $  21,880.5      $  21,114.0      $  21,863.8      $  22,063.0
                                                    =============   =============    =============    =============    =============
INSTITUTIONAL PRODUCTS:
Deposits and reinvestments                           $     574.6     $     238.8      $     277.7      $     518.0      $     281.3
Redemptions and withdrawals                               (940.6)       (1,467.4)          (440.1)          (656.2)          (513.3)
                                                    -------------   -------------    -------------    -------------    -------------
  Net Flows                                               (366.0)       (1,228.6)          (162.4)          (138.2)          (232.0)
Performance                                                283.7           (65.7)           526.4            344.8            233.8
Acquisitions (dispositions) / Other (2)                    (14.2)         (114.8)           (41.3)          (162.3)          (261.9)
                                                    -------------   -------------    -------------    -------------    -------------
  Net Change in AUM                                        (96.5)       (1,409.1)           322.7             44.3           (260.1)
Assets under management, beginning of period            13,433.4        13,336.9         11,927.8         12,250.5         12,294.8
                                                    -------------   -------------    -------------    -------------    -------------
Assets under management, end of period               $  13,336.9     $  11,927.8      $  12,250.5      $  12,294.8      $  12,034.7
                                                    =============   =============    =============    =============    =============
STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments                           $      13.8     $     233.5      $   1,676.2      $     500.0      $   1,500.0
Redemptions and withdrawals                               (196.9)         (468.1)          (157.9)          (318.7)          (299.0)
                                                    -------------   -------------    -------------    -------------    -------------
  Net Flows                                               (183.1)         (234.6)         1,518.3            181.3          1,201.0
Performance                                                 37.4            14.4             64.6             55.0            (73.7)
                                                    -------------   -------------    -------------    -------------    -------------
  Net Change in AUM                                       (145.7)         (220.2)         1,582.9            236.3          1,127.3
Assets under management, beginning of period             2,509.8         2,364.1          2,143.9          3,726.8          3,963.1
                                                    -------------   -------------    -------------    -------------    -------------
Assets under management, end of period               $   2,364.1     $   2,143.9      $   3,726.8      $   3,963.1      $   5,090.4
                                                    =============   =============    =============    =============    =============
TOTAL:
Deposits and reinvestments                           $   1,558.0     $   1,205.8      $   2,899.7      $   2,077.9      $   3,232.4
Redemptions and withdrawals                             (3,224.3)       (3,886.6)        (2,448.9)        (2,212.4)        (2,422.2)
                                                    -------------   -------------    -------------    -------------    -------------
  Net Flows                                             (1,666.3)       (2,680.8)           450.8           (134.5)           810.2
Performance                                              1,131.9          (573.3)         1,336.7          1,481.4            584.2
Money market funds net change in AUM                        (0.1)         (276.0)        (1,169.4)            62.7           (364.2)
Acquisitions (dispositions) / Other                        241.9         9,709.6            (62.2)          (312.5)          (275.9)
                                                    -------------   -------------    -------------    -------------    -------------
  Net Change in AUM                                       (292.6)        6,179.5            555.9          1,097.1            754.3
Assets under management, beginning of period            37,422.9        37,130.3         43,309.8         43,865.7         44,962.8
                                                    -------------   -------------    -------------    -------------    -------------
Assets under management, end of period               $  37,130.3     $  43,309.8      $  43,865.7      $  44,962.8      $  45,717.1
                                                    =============   =============    =============    =============    =============

* Variable Products Change in AUM (included
           in Institutional Products)                $      27.7     $    (188.5)     $      43.5      $     223.8      $     (10.2)
                                                    =============   =============    =============    =============    =============

Money Market balances (1)                            $     101.4     $   6,807.8      $   5,638.4      $   5,701.1      $   5,336.9
                                                    =============   =============    =============    =============    =============

(1) Money Market balances included in Mutual Funds above.
(2) Effective for the 4th quarter of 2006, "Other" includes the net change in AUM during the quarter of institutional cash management accounts.
    This treatment is consistent with the treatment of money market mutual funds.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT (1)
First Quarter 2007 (unaudited)
($ in millions)

                                                                                                       December 31,
                                                                                      ----------------------------------------------
                                                                                           2005            2004             2003
                                                                                      -------------   -------------    -------------
OPERATING INCOME
Operating Gain (Loss)                                                                  $       3.5     $      (1.7)     $      (5.8)
Realized Gains (Losses) on Cash and Stock Distributions                                       21.9             7.4              4.9
Change in Unrealized Gains (Losses) on Investments Held in Partnerships                      (10.6)           13.6             37.1
                                                                                      -------------   -------------    -------------
Equity in Partnership Earnings (Losses), before income taxes                                  14.8            19.3             36.2
Applicable Income Taxes (Benefit)                                                              5.2             6.8             12.7
                                                                                      -------------   -------------    -------------
Operating Income (Loss)                                                                $       9.6     $      12.5      $      23.5
                                                                                      =============   =============    =============
------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                                                       $      27.6     $      37.7      $      31.0
Equity In Earnings (Losses) of Partnerships                                                   14.8            19.3             36.2
Distributions                                                                                (68.2)          (50.4)           (32.2)
Sale of Partnership Interests and Transfer to Closed Block                                   (91.5)                           (52.2)
Realized Loss on Sale of Partnership Interests and Transfer to Closed Block                  (13.9)                           (14.3)
                                                                                      -------------   -------------    -------------
Change in Venture Capital Investments                                                       (131.2)            6.6            (31.5)
Beginning Balance                                                                            202.9           196.3            227.8
                                                                                      -------------   -------------    -------------
Ending Balance                                                                         $      71.7     $     202.9      $     196.3
                                                                                      =============   =============    =============

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
First Quarter 2007 (unaudited)
($ in millions)

                                                          YTD March                               December 31,
                                                 --------------------------- -------------------------------------------------------
                                                      2007          2006         2006          2005          2004          2003
                                                 ------------- ------------- ------------- ------------- ------------- -------------
OPERATING INCOME
Corporate Investment Income                       $       1.5   $       0.2   $       4.6   $      (0.8)  $       0.4   $       4.3
Interest Expense on Indebtedness                         (9.5)        (12.4)        (49.2)        (46.6)        (40.8)        (39.6)
Corporate Expenses                                       (2.9)         (5.5)        (17.3)        (24.6)        (18.9)        (11.0)
Other                                                     2.9           0.3           1.6           2.4           0.2          (1.5)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Operating Loss, before income taxes                      (8.0)        (17.4)        (60.3)        (69.6)        (59.1)        (47.8)
Applicable Income Tax Benefit                            (3.2)         (6.1)        (20.6)        (26.3)        (22.9)        (18.8)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Operating Loss                                    $      (4.8)  $     (11.3)  $     (39.7)  $     (43.3)  $     (36.2)  $     (29.0)
                                                 ============= ============= ============= ============= ============= =============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
First Quarter 2007 (unaudited)
($ in millions)

Quarters Ended

                                                                                 2006                                      2007
                                                    ---------------------------------------------------------------    -------------
                                                        March           June           September         December          March
                                                    -------------   -------------    -------------    -------------    -------------
OPERATING INCOME
Corporate Investment Income                          $       0.2     $       0.8      $       2.2      $       1.4      $       1.5
Interest Expense on Indebtedness                           (12.4)          (12.3)           (12.1)           (12.4)            (9.5)
Corporate Expenses                                          (5.5)           (3.2)            (4.4)            (4.2)            (2.9)
Other                                                        0.3             0.8                               0.5              2.9
                                                    -------------   -------------    -------------    -------------    -------------
Operating Loss, before income taxes                        (17.4)          (13.9)           (14.3)           (14.7)            (8.0)
Applicable Income Tax Benefit                               (6.1)           (4.0)            (5.6)            (4.9)            (3.2)
                                                    -------------   -------------    -------------    -------------    -------------
Operating Loss                                       $     (11.3)    $      (9.9)     $      (8.7)     $      (9.8)     $      (4.8)
                                                    =============   =============    =============    =============    =============

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
First Quarter 2007 (unaudited)
($ in millions)

                                                          YTD March                               December 31,
                                                 --------------------------- -------------------------------------------------------
                                                      2007          2006         2006          2005          2004          2003
                                                 ------------- ------------- ------------- ------------- ------------- -------------
REVENUES
Premiums                                          $     194.7   $     207.5   $     839.7   $     928.7   $     990.6   $   1,042.2
Insurance and Investment Product Fees                   156.9         139.1         577.1         514.7         534.9         500.9
Broker-dealer Commission and Distribution
  Fee Revenues                                            9.3           7.3          32.5          28.7          56.9          81.5
Net Investment Income                                   278.0         251.2       1,052.2       1,102.6       1,075.7       1,107.4
Unrealized Gain on Trading Equity Securities                                                                     85.9
Net Realized Investment Gains (Losses)                   24.5          33.2          76.5          34.2          (0.8)        (98.5)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Revenues                                          663.4         638.3       2,578.0       2,608.9       2,743.2       2,633.5
                                                 ------------- ------------- ------------- ------------- ------------- -------------
BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities      317.3         333.9       1,331.5       1,376.7       1,422.2       1,454.0
Policyholder Dividends                                  103.8         106.8         399.1         364.4         404.7         418.8
Policy Acquisition Cost Amortization                     43.5          30.0         148.7         132.1         110.2          94.1
Intangible Asset Impairments                                           32.5          32.5          10.6
Intangible Asset Amortization                             7.6           8.0          32.0          33.8          33.8          33.2
Interest Expense on Indebtedness                          9.5          12.4          49.2          46.6          40.8          39.6
Interest Expense on Non-recourse Collateralized
  Obligations                                             4.0           4.4          18.7          29.4          33.6          48.9
Other Operating Expenses                                105.5         111.4         422.5         477.9         560.7         565.1
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Expenses                                          591.2         639.4       2,434.2       2,471.5       2,606.0       2,653.7
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Income (Loss) from Continuing Operations before
  Income Taxes, Minority Interest and equity in
  undistributed earnings (losses) of affiliates          72.2          (1.1)        143.8         137.4         137.2         (20.2)
Applicable Income Taxes (Benefit)                        21.2          (2.8)         43.3          27.7          40.5         (18.3)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Income (Loss) from Continuing Operations before
  Minority Interest and equity in undistributed
  earnings (losses) of affiliates                        51.0           1.7         100.5         109.7          96.7          (1.9)
Minority Interest in Net Income of Subsidiaries          (0.4)                       (0.6)         (0.6)                       (0.4)
Equity in undistributed earnings (losses) of
  affiliates                                                                                                    (10.4)         (1.8)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Income (Loss) from Continuing Operations                 50.6           1.7          99.9         109.1          86.3          (4.1)
Discontinued Operations
  Income (Loss) from Discontinued Operations                                                       (0.7)          0.1          (2.1)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Net Income (Loss)                                 $      50.6   $       1.7   $      99.9   $     108.4   $      86.4   $      (6.2)
                                                 ============= ============= ============= ============= ============= =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
First Quarter 2007 (unaudited)
($ in millions)

Quarters Ended

                                                                                 2006                                      2007
                                                    ---------------------------------------------------------------    -------------
                                                        March           June           September         December          March
                                                    -------------   -------------    -------------    -------------    -------------
REVENUES
Premiums                                             $     207.5     $     207.7      $     212.1      $     212.4      $     194.7
Insurance and Investment Product Fees                      139.1           139.4            150.7            147.9            156.9
Broker-dealer Commission and Distribution
  Fee Revenues                                               7.3             7.9              8.5              8.8              9.3
Net Investment Income                                      251.2           256.3            261.8            282.9            278.0
Net Realized Investment Gains (Losses)                      33.2            17.4              3.1             22.8             24.5
                                                    -------------   -------------    -------------    -------------    -------------
Total Revenues                                             638.3           628.7            636.2            674.8            663.4
                                                    -------------   -------------    -------------    -------------    -------------
BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities         333.9           333.3            333.3            331.0            317.3
Policyholder Dividends                                     106.8            95.1             88.0            109.2            103.8
Policy Acquisition Cost Amortization                        30.0            43.5             44.7             30.5             43.5
Intangible Asset Impairments                                32.5
Intangible Asset Amortization                                8.0             8.5              7.7              7.8              7.6
Interest Expense on Indebtedness                            12.4            12.3             12.1             12.4              9.5
Interest Expense on Non-recourse Collateralized
  Obligations                                                4.4             5.1              4.8              4.4              4.0
Other Operating Expenses                                   111.4           103.1            100.1            107.9            105.5
                                                    -------------   -------------    -------------    -------------    -------------
Total Expenses                                             639.4           600.9            590.7            603.2            591.2
                                                    -------------   -------------    -------------    -------------    -------------
Income (Loss) from Continuing Operations before
  Income Taxes, Minority Interest and equity in
  undistributed earnings (losses) of affiliates             (1.1)           27.8             45.5             71.6             72.2
Applicable Income Taxes (Benefit)                           (2.8)            8.0             11.0             27.1             21.2
                                                    -------------   -------------    -------------    -------------    -------------
Income from Continuing Operations before Minority
  Interest and equity in undistributed earnings
  of affiliates                                              1.7            19.8             34.5             44.5             51.0
Minority Interest in Net Income of Subsidiaries                             (0.2)            (0.2)            (0.2)            (0.4)
                                                    -------------   -------------    -------------    -------------    -------------
Net Income                                           $       1.7     $      19.6      $      34.3      $      44.3      $      50.6
                                                    =============   =============    =============    =============    =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING FIRST QUARTER 2007 INCOME STATEMENT
First Quarter 2007 (unaudited)
($ in millions)

Year-to-Date March 31, 2007

                                                              Operating Income                   Exclusions from Operating Income
                                                  ---------------------------------------     --------------------------------------
                                                      Life                    Corporate         Realized                  Intra-
                                                        &         Asset           &            Investment                 Segment
                                     Consolidated    Annuity    Management      Other         Gains/Losses     Other    Eliminations
                                     ------------ ------------ ------------ -------------     ------------ ------------ ------------
REVENUES
Premiums                              $    194.7   $    194.7
Insurance and Investment
  Product Fees                             156.9        112.8   $     44.3                                               $     (0.2)
Broker-dealer commission
  and distribution fee revenues              9.3                       9.3
Net Investment Income                      278.0        265.0          0.4   $       9.1                    $      0.5          3.0
Net Realized Investment Gains               24.5                                               $     24.5
                                     ------------ ------------ ------------ -------------     ------------ ------------ ------------
  Total Revenues                           663.4        572.5         54.0           9.1             24.5          0.5          2.8
                                     ------------ ------------ ------------ -------------     ------------ ------------ ------------
BENEFITS AND EXPENSES
Policy Benefits and Increase in
  Policy Liabilities                       317.3        316.3                        1.0
Policyholder Dividends                     103.8         97.2                                         6.6
Policy Acquisition Cost Amortization        43.5         43.8                                        (0.4)         0.1
Intangible Asset Impairments                 7.6                       7.6
Intangible Asset Amortization
Interest Expense on Indebtedness             9.5                                     9.5
Interest Expense on Non-recourse
  Collateralized Obligations                 4.0                                     4.0
Other Operating Expenses                   105.5         52.3         45.8           2.6              2.0                       2.8
                                     ------------ ------------ ------------ -------------     ------------ ------------ ------------
  Total Expenses                           591.2        509.6         53.4          17.1              8.2          0.1          2.8
                                     ------------ ------------ ------------ -------------     ------------ ------------ ------------
Income (Loss) from Continuing
  Operations before Income Taxes
  Minority Interest and equity in
  undistributed earnings (losses) of
  affiliates                                72.2         62.9          0.6          (8.0)            16.3          0.4          0.0
Applicable Income Taxes (Benefit)           21.2         19.6          0.9          (3.2)             3.9
                                     ------------ ------------ ------------ -------------     ------------ ------------ ------------
Income (Loss) from Continuing
  Operations before Minority
  Interest and equity undistributed
  earnings (losses) of affiliates           51.0         43.3         (0.3)         (4.8)            12.4          0.4          0.0
                                     ------------ ------------ ------------ -------------     ------------ ------------ ------------
Minority Interest in Net Income
  of Subsidiaries                           (0.4)                                                                 (0.4)
                                     ------------ ------------ ------------ -------------     ------------ ------------ ------------
Income (Loss) from Continuing
  Operations                          $     50.6   $     43.3   $     (0.3)  $      (4.8)      $     12.4   $      0.0   $      0.0
                                     ============ ============ ============ =============     ============ ============ ============

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
First Quarter 2007 (unaudited)
($ in millions, except par value)

                                                        March                                 December 31,
                                                    -------------   ----------------------------------------------------------------
                                                        2007            2006              2005            2004             2003
                                                    -------------   -------------    -------------    -------------    -------------
ASSETS:
Available-for-Sale Debt Securities,
  at fair value                                      $  12,667.1     $  12,696.8      $  13,404.6      $  13,476.3      $  13,273.0
Available-for-Sale Equity Securities,
  at fair value                                            191.7           187.1            181.8            304.3            312.0
Trading Equity Securities, at fair value                                                                      87.3
Mortgage Loans, at unpaid principal balances                18.5            71.9            128.6            207.9            284.1
Policy Loans, at unpaid principal balances               2,344.6         2,322.0          2,245.0          2,196.7          2,241.4
Venture Capital Partnerships, at equity
  in net assets                                            141.2           116.8            145.1            255.3            234.9
Affiliate Equity and Debt Securities, at cost
  plus equity in undistributed earnings                                                                                        47.5
Other Investments                                          339.4           308.3            310.6            371.8            402.0
                                                    -------------   -------------    -------------    -------------    -------------
                                                        15,702.5        15,702.9         16,415.7         16,899.6         16,794.9
Available-for-Sale Investments Pledged as
  Collateral, at fair value                                252.2           267.8            304.4          1,278.8          1,350.0
                                                    -------------   -------------    -------------    -------------    -------------
  Total Investments                                     15,954.7        15,970.7         16,720.1         18,178.4         18,144.9
Cash and Cash Equivalents                                  345.7           404.9            301.5            435.0            447.9
Deferred Policy Acquisition Costs                        1,781.8         1,752.7          1,556.0          1,429.9          1,367.7
Goodwill and Other Intangible Assets                       701.2           708.6            763.5            735.6            755.0
Other Assets                                               728.5           733.9            652.9            633.4            760.5
Separate Account Assets                                  9,679.6         9,458.6          7,722.2          6,950.3          6,083.2
                                                    -------------   -------------    -------------    -------------    -------------
  Total Assets                                       $  29,191.5     $  29,029.4      $  27,716.2      $  28,362.6      $  27,559.2
                                                    =============   =============    =============    =============    =============
LIABILITIES:
Policy Liabilities and Accruals                      $  13,598.2     $  13,533.4      $  13,246.2      $  13,132.4      $  13,088.6
Policyholder Deposit Funds                               2,127.2         2,228.4          3,060.7          3,492.4          3,642.7
Indebtedness                                               627.7           685.4            751.9            690.8            639.0
Stock Purchase Contracts                                                                                     131.9            128.8
Other Liabilities                                          535.2           543.5            538.2            587.2            557.1
Non-recourse Collateralized Debt
  Obligation Liabilities                                   334.8           344.0            389.9          1,355.2          1,472.0
Separate Account Liabilities                             9,679.6         9,458.6          7,722.2          6,950.3          6,083.2
                                                    -------------   -------------    -------------    -------------    -------------
  Total Liabilities and minority interest               26,902.7        26,793.3         25,709.1         26,340.2         25,611.4
                                                    -------------   -------------    -------------    -------------    -------------
STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion
  shares authorized; 114,059,131 shares
  outstanding (March 31, 2007)                               1.3             1.3              1.1              1.0              1.0
Additional paid in capital                               2,601.8         2,602.8          2,440.3          2,435.2          2,431.4
Deferred Compensation on Restricted
  Stock Units                                                4.5            (2.6)            (2.7)            (3.6)            (3.6)
Accumulated Earnings (Deficit)                             (64.6)         (111.3)          (193.1)          (285.7)          (355.3)
  Treasury stock, at cost: 11,313,564
  shares (March 31, 2007)                                 (179.5)         (179.5)          (179.5)          (182.6)          (189.4)
Accumulated Other Comprehensive
  Income (Loss)                                            (74.7)          (74.6)           (59.0)            58.1             63.7
                                                    -------------   -------------    -------------    -------------    -------------
  Total Stockholders' Equity                             2,288.8         2,236.1          2,007.1          2,022.4          1,947.8
                                                    -------------   -------------    -------------    -------------    -------------
  Total Liabilities, Minority Interest and
  Stockholders' Equity                               $  29,191.5     $  29,029.4      $  27,716.2      $  28,362.6      $  27,559.2
                                                    =============   =============    =============    =============    =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY (1)
First Quarter 2007 (unaudited)
($ millions)

                                                     Total Debt Securities      Public Debt Securities     Private Debt Securities
                                                 --------------------------- --------------------------- ---------------------------
                                                    3/31/07       12/31/06      3/31/07       12/31/06      3/31/07      12/31/06
                                                 ------------- ------------- ------------- ------------- ------------- -------------
DEBT SECURITIES BY CREDIT QUALITY
  (CARRYING VALUE)

AAA/AA/A                                          $   7,960.0   $   7,897.2   $   6,320.9   $   6,214.1   $   1,639.1   $   1,683.1
BBB                                                   3,750.1       3,743.7       2,367.9       2,345.4       1,382.2       1,398.3
                                                 ------------- ------------- ------------- ------------- ------------- -------------
  Total Investment Grade                             11,710.1      11,640.9       8,688.8       8,559.5       3,021.3       3,081.4
                                                 ------------- ------------- ------------- ------------- ------------- -------------
BB                                                      667.1         765.7         576.2         665.7          90.9         100.0
B                                                       226.9         221.4         178.7         175.2          48.2          46.2
CCC and Lower                                            52.9          53.2          34.6          38.7          18.3          14.5
In or Near Default                                       10.1          15.6           9.1          10.1           1.0           5.5
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Debt Securities                             $  12,667.1   $  12,696.8   $   9,487.4   $   9,449.2   $   3,179.7   $   3,247.6
                                                 ============= ============= ============= ============= ============= =============

% Below Investment Grade                                  7.6%          8.3%          8.4%          9.4%          5.0%          5.1%

------------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON DEBT
  AND EQUITY SECURITIES
  As of 3/31/07

                                                            Total               Outside Closed Block           Closed Block
                                                 --------------------------- --------------------------- ---------------------------
                                                      Gains        Losses        Gains        Losses         Gains        Losses
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Debt Securities                             $     286.2   $    (138.3)  $      83.1   $     (69.4)  $     203.1   $     (68.9)
Equity Securities                                        34.1          (1.0)          7.7          (0.3)         26.4          (0.7)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Unrealized Gains (Losses)                         320.3        (139.3)         90.8         (69.7)        229.5         (69.6)
                                                 ------------- ------------- ------------- ------------- ------------- -------------

Applicable PDO                                          229.5         (69.6)                                    229.5         (69.6)
Applicable DAC (Credit)                                  28.9         (34.0)         28.9         (34.0)
Applicable Deferred Income Tax (Benefit)                 21.7         (12.5)         21.7         (12.5)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Offsets to Net Unrealized Gains (Losses)          280.1        (116.1)         50.6         (46.5)        229.5         (69.6)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Net Unrealized Gains and Losses                   $      40.2   $     (23.2)  $      40.2   $     (23.2)  $       0.0   $       0.0
                                                 ============= ============= ============= ============= ============= =============
Net Unrealized Gains                              $      17.0                 $      17.0                 $       0.0
                                                 =============               =============               =============

(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
First Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                          YTD March                               December 31,
                                                 --------------------------- -------------------------------------------------------
                                                      2007          2006         2006          2005          2004          2003
                                                 ------------- ------------- ------------- ------------- ------------- -------------
GAAP NET INVESTMENT INCOME
Debt Securities                                   $     194.0   $     195.1   $     800.7   $     804.6   $     772.1   $     765.5
Equity Securities                                         2.4           0.5           7.0           7.5           4.5           4.6
Mortgages                                                 0.7           0.9           6.2          20.2          22.5          32.6
Policy Loans                                             44.1          41.1         169.3         165.8         167.1         171.7
Venture Capital                                           7.8          (2.4)          3.3          23.8          25.5          49.1
Cash & Cash Equivalents                                   4.9           3.3          16.3           7.6           4.9           7.0
Other Income                                              4.6                        40.0          47.8          48.8          35.0
Other Investments (2)                                    19.0          10.3
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Cash and Invested Assets                          277.5         248.8       1,042.8       1,077.3       1,045.4       1,065.5
                                                 ------------- ------------- ------------- ------------- ------------- -------------

Investment Expenses                                       3.5           2.1           9.6           8.6           9.8          10.0
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Net Investment Income                       $     274.0   $     246.7   $   1,033.2   $   1,068.7   $   1,035.6   $   1,055.5
                                                 ============= ============= ============= ============= ============= =============

ANNUALIZED YIELDS
Debt Securities                                           6.3%          6.1%          6.5%          6.2%          5.9%          6.0%
Equity Securities                                         5.2%          1.1%          3.7%          3.0%          1.3%          1.4%
Mortgages                                                 6.4%          3.0%          8.1%         15.3%         11.0%         11.2%
Policy Loans                                              7.9%          7.6%          7.6%          7.7%          7.9%          8.0%
Venture Capital                                          27.5%         -7.1%          2.7%         12.8%         10.9%         23.0%
Cash & Cash Equivalents                                   5.4%          4.1%          4.7%          5.2%          1.1%          1.3%
Other Investments (2)                                    26.6%         13.6%         13.6%         16.4%          7.5%         10.5%
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Cash and Invested Assets                            7.2%          6.2%          6.7%          6.6%          6.1%          6.4%
                                                 ------------- ------------- ------------- ------------- ------------- -------------

Investment Expenses                                       0.1%          0.1%          0.1%          0.1%          0.1%          0.1%
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Net Investment Income yields                        7.1%          6.1%          6.6%          6.6%          6.1%          6.6%
                                                 ============= ============= ============= ============= ============= =============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
First Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                                                 2006                                      2007
                                                    ---------------------------------------------------------------    -------------
                                                        March           June           September         December          March
                                                    -------------   -------------    -------------    -------------    -------------
GAAP NET INVESTMENT INCOME
Debt Securities                                      $     195.1     $     199.0      $     199.2      $     207.4      $     194.0
Equity Securities                                            0.5             1.3              1.4              3.8              2.4
Mortgages                                                    0.9             2.3              1.6              1.4              0.7
Policy Loans                                                41.1            41.5             43.7             43.0             44.1
Venture Capital                                             (2.4)            1.4              1.3              3.0              7.8
Cash & Cash Equivalents                                      3.3             4.5              4.3              4.2              4.9
Other Income                                                                                                                    4.6
Other Investments (2)                                       10.3             3.0              8.1             18.6             19.0
                                                    -------------   -------------    -------------    -------------    -------------
Total Cash and Invested Assets                             248.8           253.0            259.6            281.4            277.5
                                                    -------------   -------------    -------------    -------------    -------------

Investment Expenses                                          2.1             1.9              2.7              2.9              3.5
                                                    -------------   -------------    -------------    -------------    -------------
Total Net Investment Income                          $     246.7     $     251.1      $     256.9      $     278.5      $     274.0
                                                    =============   =============    =============    =============    =============

ANNUALIZED YIELDS
Debt Securities                                              6.1%            6.4%             6.5%             6.7%             6.3%
Equity Securities                                            1.1%            2.9%             2.9%             8.1%             5.2%
Mortgages                                                    3.0%            9.2%             7.3%             7.3%             6.4%
Policy Loans                                                 7.6%            7.5%             7.9%             7.7%             7.9%
Venture Capital                                             -7.1%            4.8%             4.3%            10.3%            27.5%
Cash & Cash Equivalents                                      4.1%            5.0%             5.1%             4.9%             5.4%
Other Investments (2)                                       13.6%            3.7%            10.6%            26.9%            26.6%
                                                    -------------   -------------    -------------    -------------    -------------
Total Cash and Invested Assets                               6.2%            6.4%             6.7%             7.2%             7.2%
                                                    -------------   -------------    -------------    -------------    -------------

Investment Expenses                                          0.1%            0.0%             0.1%             0.1%             0.1%
                                                    -------------   -------------    -------------    -------------    -------------
Total Net Investment Income yields                           6.1%            6.4%             6.6%             7.2%             7.1%
                                                    =============   =============    =============    =============    =============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
First Quarter 2007 (unaudited)
($ Millions)

                                                          YTD March                               December 31,
                                                 --------------------------- -------------------------------------------------------
                                                      2007          2006         2006          2005          2004          2003
                                                 ------------- ------------- ------------- ------------- ------------- -------------
REALIZED INVESTMENT GAINS AND LOSSES
Debt Security Impairments                         $      (1.0)  $      (0.9)  $      (7.9)  $     (31.2)  $     (15.5)  $     (76.1)
Equity Security Impairments                                                                        (2.1)         (1.5)         (4.3)
Mortgage Loan Impairments                                                                          (0.8)        (12.6)         (4.1)
Affiliated Equity Securities                                                                                                  (96.9)
Venture Capital Partnerships Impairments                                                                                       (4.6)
Real Estate Impairments                                                                                                        (6.6)
Debt and Equity Securities Pledged as
  Collateral Impairments                                                             (1.0)         (1.2)        (16.6)         (8.3)
Other Invested Asset Impairments                                                                                 (3.3)         (9.9)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
  Total Impairment Losses                                (1.0)         (0.9)         (8.9)        (35.3)        (49.5)       (210.8)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Debt Security Net Transaction Gains (Losses)              3.4          16.1          42.0         (18.0)         28.4          64.7
Equity Security Net Transaction Gains (Losses)            1.3           3.5          21.9           2.9          14.6          49.2
Venture Capital Net Investment Gains (Losses)                                         2.4         (13.9)                       (9.7)
Mortgage Loan Net Transaction Gains (Losses)              1.4           3.2           3.2                         0.2          (1.3)
Affiliate Equity Security Transaction GL                 13.7          10.0          10.4           3.7
Real Estate Net Transaction Gains (Losses)                1.5           0.1                        (0.6)         (0.8)         (0.2)
Settlement of HRH Stock Purchase Contracts                                                         86.3
Other Invested Asset Net Transactions
  Gains (Losses)                                          4.0           2.2           5.5           6.6           6.3           9.6
Debt and Equity Securities Pledged as
  Collateral                                              0.2          (1.0)                        2.5
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Total Net Transactions Gains                             25.5          34.1          85.4          69.5          48.7         112.3
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Net Realized Investment Gains (Losses)                   24.5          33.1          76.5          34.2          (0.8)        (98.5)
                                                 ------------- ------------- ============= ============= ============= =============
Closed Block Applicable PDO (Reduction)                   6.6          19.2          46.0         (12.4)          3.7          (5.9)
Applicable Deferred Acquisition Costs (Credit)           (0.4)         (2.6)         (3.5)         17.6          (0.4)         (4.1)
Applicable Deferred Income Tax (Credit)                   3.9           6.2          11.7           9.2           3.1         (35.6)
                                                 ------------- ------------- ------------- ------------- ------------- -------------
Net Realized Investment Gains (Losses)
  Included in Net Income                          $      14.4   $      10.4   $      22.3   $      19.8   $      (7.2)  $     (52.9)
                                                 ============= ============= ============= ============= ============= =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
First Quarter 2007 (unaudited)
($ Millions)

Quarters ended

                                                                                 2006                                      2007
                                                    ---------------------------------------------------------------    -------------
                                                        March           June           September         December          March
                                                    -------------   -------------    -------------    -------------    -------------
REALIZED INVESTMENT GAINS AND LOSSES
Debt Security Impairments                            $      (0.9)    $      (2.4)     $      (1.6)     $      (3.0)     $      (1.0)
Equity Security Impairments
Mortgage Loan Impairments
Affiliated Equity Securities
Debt and Equity Securities Pledged as
  Collateral Impairments
Other Invested Asset Impairments
                                                    -------------   -------------    -------------    -------------    -------------
  Total Impairment Losses                                   (0.9)           (2.4)            (1.6)            (3.0)            (1.0)
                                                    -------------   -------------    -------------    -------------    -------------
Debt Security Net Transaction Gains (Losses)                16.1            15.0              2.8              8.1              3.4
Equity Security Net Transaction Gains (Losses)               3.5                              1.4             17.0              1.3
Venture Capital Net Investment Gains (Losses)                                3.8              0.4             (1.8)
Mortgage Loan Net Transaction Gains (Losses)                 3.2                                                                1.4
Affiliate Equity Security Transactions
  Gains (Losses)                                            10.0             0.4                                               13.7
Real Estate Net Transaction Gains (Losses)                   0.1             0.1             (0.2)                              1.5
Settlement of HRH Stock Purchase Contracts
Other Invested Asset Net Transactions Gains (Losses)         2.2             0.4              0.2              2.7              4.0
Debt and Equity Securities Pledged as Collateral            (1.0)            0.1              0.1             (0.2)             0.2
                                                    -------------   -------------    -------------    -------------    -------------
Total Net Transactions Gains                                34.1            19.8              4.7             25.8             25.5
                                                    -------------   -------------    -------------    -------------    -------------
Net Realized Investment Gains (Losses)                      33.2            17.4              3.1             22.8             24.5
                                                    =============   =============    =============    =============    =============

Closed Block Applicable PDO (Reduction)                     19.2            13.4              6.0              7.4              6.6
Applicable Deferred Acquisition Costs (Credit)              (2.6)           (0.2)            (1.1)             0.4             (0.4)
Applicable Deferred Income Tax (Credit)                      6.2             1.2             (0.7)             5.0              3.9
                                                    -------------   -------------    -------------    -------------    -------------
Net Realized Investment Gains (Losses)
  Included in Net Income                             $      10.4     $       3.0      $      (1.1)     $      10.0      $      14.4
                                                    =============   =============    =============    =============    =============